SECOND AMENDMENT TO LEASE SCHEDULE NO. 1

This SECOND AMENDMENT TO LEASE SCHEDULE NO 1. dated as of this **4th day of April, 2018** (the "**Second Amendment**") is entered into between Mentor Partner I, LLC, a California limited liability company ("**Lessor**"), G FarmaLabs Limited, a Nevada corporation ("**Lessee**"), and G FarmaBrands, Inc., a Nevada corporation ("**Guarantor**") pursuant to that certain Master Equipment Lease Agreement dated as of **January 16, 2018**, (as amended, modified, supplemented, restated and/or replaced from time to time, the "**Lease**") between Lessor and Lessee.

BACKGROUND

WHEREAS, Lessor and Lessee entered into a certain Lease Schedule No. 1 dated January 16, 2018, and a certain First Amendment to Lease Schedule No. 1 dated March 5, 2018 (the "**First Amendment**"), as amended by this Second Amendment and as may be amended, modified, supplemented, restated and/or replaced from time to time, (collectively, the "**Lease Schedule**") whereby Lessor agreed to purchase and lease to Lessee certain Equipment, to be delivered to Lessee's properties located at San Rafael, CA 94901; and

WHEREAS, Lessor and Lessee desire to amend the Lease Schedule to add additional leased Equipment; and

WHEREAS, Lessor and Lessee desire to amend the Rent Payments in conjunction with the Equipment lease modifications to the Lease Schedule contained herein; and

WHEREAS, Lessor and Lessee desire, in their mutual interest, to amend certain exhibits to the Lease Schedule contained herein; and

NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor and Lessee agree to amend the Lease as provided below.

1. **Modifications to the Lease Schedule.**

   a) **Additional Leased Equipment.** Upon the execution of this Second Amendment, Lessor leases to Lessee the additional Equipment listed under the line item titled "*Second Amendment - Additional Equipment*" as more completely described on **Exhibit C-1** "*Equipment Description,*" attached hereto.

   b) **Increase in Rental Payments**. Commencing on **May 10, 2018**, and the **10th day** of the month hereinafter, the monthly rent for the Equipment during the Term of this Lease Schedule shall be increased by **Six Hundred Fifty-Five and 46/100 Dollars ($655.46)** per month, calculated at a **Ten Percent (10%)** annual interest rate over seven (7) years in **eighty-four (84) monthly payment installments** of (i) the principal amount, computed at a one-time step up of the Total Invoice Cost, plus (ii) a risk premium and resale markup amount, computed at a percentage rate of **Thirty Percent (30%)** as the percentage of the balance of the Total Invoice Cost, plus (iii) an administrative fee of **Four Cents ($0.04)** on each One Hundred and 00/100 Dollars ($100.00) of the Total Invoice Cost, as set forth in more detail in **Exhibit C**, "*Schedule of Rent Amounts,*" attached to this Lease Schedule. The total monthly Lease cost is Two and 20/100 Dollars ($2.20) per One Hundred and 00/100 Dollars ($100.00) of total, fully loaded costs, of all sorts.

      i. **Total Monthly Rent.** As a result of this Second Amendment monthly rent increase, commencing on **May 10, 2018** and the **10th day** of the month hereinafter, the total monthly rent will be **Seventeen Thousand Nine Hundred Ninety-Five and 68/100 Dollars ($17,995.68)** until February 10, 2025, and thereafter will be Six Hundred Fifty-Five and 46/100 Dollars ($655.46) until April 10, 2025, or until paid in full as further reflected at **Exhibit D,** "*Schedule of Rent Amounts,*" attached hereto.

   c) **Modification to Lease Schedule Exhibits.**

      i. **Exhibit C**, "*Equipment Schedule,*" to the First Amendment is hereby amended and the words: "*The Total Invoice Cost of the Equipment is One Million Twenty-Five Thousand Five Hundred Ten and 00/100 Dollars ($1,025,510.00)*" is hereby deleted in in its entirety and is replaced with: "**The Total Invoice Cost of the Equipment is One Million Sixty-Four Thousand Two Hundred Seventy-Four and 00/100 Dollars ($1,064,270.00)**"

      ii. **Exhibit C-1**, "*Equipment Description,*" is hereby supplemented to add the additional equipment attached hereto.

iii. **Exhibit C-2**, *"Documents Supporting Equipment Ownership,"* is hereby supplemented to add the additional supporting documents attached hereto.

iv. The former Schedule of Rent Amounts set forth in **Exhibit D,** *"Schedule of Rent Amounts,"* is hereby supplemented with the updated rent schedule attached hereto.

2. <u>General Terms and Conditions</u>.

(a) All capitalized terms used in this Second Amendment, unless otherwise defined herein, will have the same meaning as the terms contained in the Lease Schedule.

(b) In case of any inconsistencies between the terms and conditions contained in the Lease Schedule and the terms and conditions contained in this Second Amendment, the terms and conditions herein will control. Except as set forth below, all provisions of the Lease Schedule are ratified and remain unchanged and in full force and effect.

(c) This Second Amendment may be executed in duplicate counterparts, each of which will be deemed an original.

(d) Each of the parties represent and warrant that they have the right, power, legal capacity and authority to enter into and perform their respective obligations under this Second Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Lease Schedule No. 1 to be duly executed as of the day and year first above set forth.

LESSOR:

Mentor Partner I, LLC,
a California limited liability company

By: /s/ Chet Billingsley
Chet Billingsley, Chairman & Manager

Date: April 4, 2018

LESSEE:

G FarmaLabs Limited,
a Nevada corporation

By: /s/ Cristina Gonzalez
Cristina Gonzalez, President

Date: April 18, 2018

GUARANTOR:

G FarmaBrands, Inc.,
a Nevada corporation

By: /s/ Cristina Gonzalez
Cristina Gonzalez, President

Date: April 18, 2018

THE ONE AND ONLY CHATTEL PAPER ORIGINAL OF THIS LEASE SCHEDULE IS EVIDENCED BY THE EXECUTION BY LESSOR OF THE ACCEPTANCE AND ACKNOWLEDGEMENT BELOW.
ACCEPTED AND ACKNOWLEDGED BY LESSOR TO EVIDENCE THE CHATTEL PAPER ORIGINAL:
MENTOR PARTNER I, LLC

By: /s/ Chet Billingsley
Chet Billingsley, Chairman & Manager

Date: April 26, 2018

EXHIBIT C-1

EQUIPMENT DESCRIPTION

[See Attached Additional Equipment]

EXHIBIT C-1
EQUIPMENT DESCRIPTION

Item	Part	Equip Location	Description	Quote/Invoice	Markup	Cost to G Farma *	Vendor Purchase Terms
Bottling Equipment							
a	28-042-USA	1	Turntable - 42"	$ 5,099.00			
	04-505-P01		ACCUTEK APOF-12 APOF filling machines	54,079.20			
	50-PNG-CP2		Universal Neck Grabber Tooling Insert	525.00			
	22-500-000		Accutek Automatic Spindle Capper	33,220.00			
	26-B02-RBA		Bottomless Conveyor	5,450.00			
	48-CU-SA1		Continuous Inkjet Printer	17,170.41			
	42-SL1-100		Sleeve Label Applicator	77,024.00			
	32-STM-SA1		Steam Tunnel Sales Assembly	36,594.00			
	28-015-C90		Turntable, 90 Degree Transfer Table	1,895.00			
	26-ST45-SA0		Sanitary Conveyor Assembly	6,575.00			
	50-BR1-L02		Bottle Rinser	27,335.00			
	50-010-000		Automatic Snap Capper	24,045.00			
	26-ST45-SA0		Sanitary Conveyor Assy 4 1/2" Wide	7,310.00			
	48-000-DT1		Thermal Transfer Printer, Sales Assy	16,923.55			
	50-009-000		Snap Capper, Semi-Automatic	10,095.00			
	43-060-088		Bullet Tooling for SL Series, Sleever	5,595.00			
	43-092-038		Bullet Tooling for SL Series Sleever Labeler - 92 mm L	3,490.00			
	43-029-100		Bullet Tooling for SL Series Sleever Labeler - 29 mm L	3,490.00			
	43-FSD-W03		2 ea Feed Screw Change Part - White Delrin	3,798.00			
	55-STR-057		Star Wheel Tooling/Change Part - 57mm Pocket	500.00			
	55-STR-037		Star Wheel Tooling/Change Part - 37mm Pocket	500.00			
	50-PUC-T01		Puck Design/Tooling Charge	500.00			
	51-PUC-001		Puck. Container Handling Puck	2,400.00			
	23-090-000		2 ea Transition Elbow - 90 Degree	900.00			
	26-B02-RBA		Bottomless Conveyor - Variable Speed	5,105.00			
	1025-070		Chute Finger - 15 Degree w long fingers	450.00			
	26-E05-S4S		Conveyor Extension	1,655.00			
			Discount	(15,394.58)			
			Delivery	1,675.80			
			Service for Machines	15,000.00			50% Deposit, Balance due prior to shipment
			Vendor Total - Revised Invoice	**353,004.38**			
			Estimated Sales/use tax on Equip Only(excludes service and delivery)	$ 29,428.75			
				382,433.13	30%	$ 497,163.00	
Lab Equipment							
b	VKL 70-5 FDRR SKR	2	Single Stage Short path distillation plant	145,000.00			
			Training & Parameters	10,000.00			
			Freight	5,000.00			
			Installation	5,000.00			
			Vendor Total	165,000.00			
			Estimated sales/use tax on $145,000 equip	12,687.50			
				177,687.50	30%	230,994.00	
c	Sullair Model ST-1509RD		20 HP Air Compressor w/120 Gallon ASME Tank	11,983.00			
			Caster Wheel & Labor	500.00			
			Shipping and handling	996.56			
			Vendor Total	13,479.56			
			Estimated sales/use tax	1,092.26			
				14,571.82	30%	18,943.00	
d	Mep/10	2	10 Liter - Base with One Jaketed Extraction Vessel	65,000.00			
			On-Site Training	5,000.00			
			Estimated Freight	2,000.00			
			Vendor Total	72,000.00			
			Estimated sales/use tax on $65,000 equip	5,687.50			
				77,687.50	30%	100,994.00	
e	Mine	2	Diamond Mine Mini	850.00			
	Sight		2" Metaglas Sight	300.00			
	Spool		6"x2" Diamond Mine short spool ext	150.00			
			Swagelok parts	250.00			
			Vendor Total	1,550.00			
			Estimated sales/use tax	135.63			
				1,685.63	30%	2,191.00	
f1	SH-VDO096NG	2	(2 Qty) SH Scientific 3.4 cu ft Vacuum Oven	10,080.00			
		2	UL Listing for the Vacuum Ovens	1,600.00			
	LS-CTK-C		(2 Qty) Lab Society Dewar-Style Cold Trap Kits	997.50			
	AI-3.2 Accutemp		AI 3.2 CF Vacuum Oven	5,769.00			
			A1 UL Listing	660.00			
	LS-CTK-C		Lab Society Dewar-Style Cold Trap Kits	498.75			
	2052B-01		Welch High Capacity PTFE Dry Vacuum pump	3,860.00			
	2052B-01		Welch High Capacity PTFE Dry Vacuum pump	6,948.00			
	P80NHA101B		PolyScience Immersion Chiller IP-80	4,791.50			
			Vendor Total	35,204.75			
			Freight (Korea)	Unknown			
			Estimated sales/use tax	3,080.42			
				38,285.17	30%	49,771.00	

EXHIBIT C-1
EQUIPMENT DESCRIPTION

Item	Part	Equip Location	Description	Quote/Invoice	Markup	Cost to G Farma *	Vendor Purchase Terms
f2		2	Pope 2" Wipe Fim Evaporator	45,000.00			
			Freight (will be on pallet & full truck load)	Unknown			
			Estimated sales/use tax	3,937.50			
				48,937.50	30%	63,619.00	Paid in Full by Mentor Partner I, LLC
g		2	(20 foot) Converted Container for Extraction	43,738.00			
			Estimated Freight				
			Estimated sales/use tax	3,827.08			50% down, 25% at
				47,565.08	30%	61,835.00	shipping, Bal completion
			TOTAL EQUIPMENT - Original	**$ 788,853.32**		**$ 1,025,510.00**	Former Total Invoice Cost
Second Amendment - Additional Equipment							
d1		2	Extraction Vessel Full Assembly (2)	13,000.00			
			Turbo Add/Added Haskel Chiller & Coil	13,500.00			
			Shipping	1,000.00			
				27,500.00			
			Estimated sales/use tax on $26,500	2,318.75			
				29,818.75	30%	38,764.00	
			Total after Second Amendment	**$ 818,672.07**		**$ 1,064,274.00**	**** TOTAL INVOICE COST**

* Amount does not include the administrative charge of $0.04 per month per $100 of original equipment cost that will be included on the monthly invoice.
** Total Invoice Cost may be adjusted for freight, taxes, and other equipment delivery and set up costs associated with the delivery of the Equipment.

EXHIBIT C-2

DOCUMENTS SUPPORTING EQUIPMENT OWNERSHIP

[See Attached Additional Supporting Documents]

EXHIBIT D

SCHEDULE OF RENT AMOUNTS

[See Attached Updated Rent Schedule]

LEASE AMORTIZATION SCHEDULE

ENTER VALUES (Second Amendment)	
Lease amount	$38,764.00
Annual interest rate	10.00%
Loan period in years	7
Number of payments per year	12
Start date of loan	5/10/2018
Equipment commitment	4/4/2018
Optional extra payments	$ -

LEASE SUMMARY (Second Amendment)	
Scheduled payment	$643.53
Scheduled number of payment	84
Actual number of payments	84
Total early payments	$0.00
Total interest	$15,292.38

LESSOR NAME	Mentor Partner I, LLC
LESSEE NAME	G FarmaLabs

Combined Lease & Second Amendment Payment

PMT NO	PAYMENT DATE	BEGINNING BALANCE	SCHEDULED PAYMENT	EXTRA PAYMENT	Admin Fee $0.04 per $100	*2nd Amendment TOTAL PAYMENT*	PRINCIPAL	INTEREST	ENDING BALANCE	CUMULATIVE INTEREST	*Previous Original Lease Total Payment*	Combined Total Payment	Chg per $100 Mentor Cost
1	5/10/2018	$38,764.00	$643.53	$0.00	$11.93	*$655.46*	$320.49	$323.03	$38,443.51	$323.03	*$17,340.22*	**$17,995.68**	$ 2.20
2	6/10/2018	$38,443.51	$643.53	$0.00	$11.93	*$655.46*	$323.17	$320.36	$38,120.34	$643.40	*$17,340.22*	**$17,995.68**	$ 2.20
3	7/10/2018	$38,120.34	$643.53	$0.00	$11.93	*$655.46*	$325.86	$317.67	$37,794.48	$961.07	*$17,340.22*	**$17,995.68**	$ 2.20
4	8/10/2018	$37,794.48	$643.53	$0.00	$11.93	*$655.46*	$328.57	$314.95	$37,465.91	$1,276.02	*$17,340.22*	**$17,995.68**	$ 2.20
5	9/10/2018	$37,465.91	$643.53	$0.00	$11.93	*$655.46*	$331.31	$312.22	$37,134.59	$1,588.24	*$17,340.22*	**$17,995.68**	$ 2.20
6	10/10/2018	$37,134.59	$643.53	$0.00	$11.93	*$655.46*	$334.07	$309.45	$36,800.52	$1,897.69	*$17,340.22*	**$17,995.68**	$ 2.20
7	11/10/2018	$36,800.52	$643.53	$0.00	$11.93	*$655.46*	$336.86	$306.67	$36,463.66	$2,204.36	*$17,340.22*	**$17,995.68**	$ 2.20
8	12/10/2018	$36,463.66	$643.53	$0.00	$11.93	*$655.46*	$339.66	$303.86	$36,124.00	$2,508.23	*$17,340.22*	**$17,995.68**	$ 2.20
9	1/10/2019	$36,124.00	$643.53	$0.00	$11.93	*$655.46*	$342.49	$301.03	$35,781.50	$2,809.26	*$17,340.22*	**$17,995.68**	$ 2.20
10	2/10/2019	$35,781.50	$643.53	$0.00	$11.93	*$655.46*	$345.35	$298.18	$35,436.15	$3,107.44	*$17,340.22*	**$17,995.68**	$ 2.20
11	3/10/2019	$35,436.15	$643.53	$0.00	$11.93	*$655.46*	$348.23	$295.30	$35,087.93	$3,402.74	*$17,340.22*	**$17,995.68**	$ 2.20
12	4/10/2019	$35,087.93	$643.53	$0.00	$11.93	*$655.46*	$351.13	$292.40	$34,736.80	$3,695.14	*$17,340.22*	**$17,995.68**	$ 2.20
13	5/10/2019	$34,736.80	$643.53	$0.00	$11.93	*$655.46*	$354.05	$289.47	$34,382.74	$3,984.61	*$17,340.22*	**$17,995.68**	$ 2.20
14	6/10/2019	$34,382.74	$643.53	$0.00	$11.93	*$655.46*	$357.01	$286.52	$34,025.74	$4,271.13	*$17,340.22*	**$17,995.68**	$ 2.20
15	7/10/2019	$34,025.74	$643.53	$0.00	$11.93	*$655.46*	$359.98	$283.55	$33,665.76	$4,554.68	*$17,340.22*	**$17,995.68**	$ 2.20
16	8/10/2019	$33,665.76	$643.53	$0.00	$11.93	*$655.46*	$362.98	$280.55	$33,302.78	$4,835.23	*$17,340.22*	**$17,995.68**	$ 2.20
17	9/10/2019	$33,302.78	$643.53	$0.00	$11.93	*$655.46*	$366.01	$277.52	$32,936.77	$5,112.75	*$17,340.22*	**$17,995.68**	$ 2.20
18	10/10/2019	$32,936.77	$643.53	$0.00	$11.93	*$655.46*	$369.06	$274.47	$32,567.72	$5,387.23	*$17,340.22*	**$17,995.68**	$ 2.20
19	11/10/2019	$32,567.72	$643.53	$0.00	$11.93	*$655.46*	$372.13	$271.40	$32,195.59	$5,658.62	*$17,340.22*	**$17,995.68**	$ 2.20
20	12/10/2019	$32,195.59	$643.53	$0.00	$11.93	*$655.46*	$375.23	$268.30	$31,820.35	$5,926.92	*$17,340.22*	**$17,995.68**	$ 2.20
21	1/10/2020	$31,820.35	$643.53	$0.00	$11.93	*$655.46*	$378.36	$265.17	$31,442.00	$6,192.09	*$17,340.22*	**$17,995.68**	$ 2.20
22	2/10/2020	$31,442.00	$643.53	$0.00	$11.93	*$655.46*	$381.51	$262.02	$31,060.48	$6,454.11	*$17,340.22*	**$17,995.68**	$ 2.20
23	3/10/2020	$31,060.48	$643.53	$0.00	$11.93	*$655.46*	$384.69	$258.84	$30,675.79	$6,712.94	*$17,340.22*	**$17,995.68**	$ 2.20
24	4/10/2020	$30,675.79	$643.53	$0.00	$11.93	*$655.46*	$387.90	$255.63	$30,287.90	$6,968.58	*$17,340.22*	**$17,995.68**	$ 2.20
25	5/10/2020	$30,287.90	$643.53	$0.00	$11.93	*$655.46*	$391.13	$252.40	$29,896.77	$7,220.98	*$17,340.22*	**$17,995.68**	$ 2.20
26	6/10/2020	$29,896.77	$643.53	$0.00	$11.93	*$655.46*	$394.39	$249.14	$29,502.38	$7,470.11	*$17,340.22*	**$17,995.68**	$ 2.20
27	7/10/2020	$29,502.38	$643.53	$0.00	$11.93	*$655.46*	$397.68	$245.85	$29,104.70	$7,715.97	*$17,340.22*	**$17,995.68**	$ 2.20
28	8/10/2020	$29,104.70	$643.53	$0.00	$11.93	*$655.46*	$400.99	$242.54	$28,703.71	$7,958.51	*$17,340.22*	**$17,995.68**	$ 2.20
29	9/10/2020	$28,703.71	$643.53	$0.00	$11.93	*$655.46*	$404.33	$239.20	$28,299.38	$8,197.70	*$17,340.22*	**$17,995.68**	$ 2.20
30	10/10/2020	$28,299.38	$643.53	$0.00	$11.93	*$655.46*	$407.70	$235.83	$27,891.68	$8,433.53	*$17,340.22*	**$17,995.68**	$ 2.20
31	11/10/2020	$27,891.68	$643.53	$0.00	$11.93	*$655.46*	$411.10	$232.43	$27,480.59	$8,665.96	*$17,340.22*	**$17,995.68**	$ 2.20
32	12/10/2020	$27,480.59	$643.53	$0.00	$11.93	*$655.46*	$414.52	$229.00	$27,066.06	$8,894.97	*$17,340.22*	**$17,995.68**	$ 2.20
33	1/10/2021	$27,066.06	$643.53	$0.00	$11.93	*$655.46*	$417.98	$225.55	$26,648.09	$9,120.52	*$17,340.22*	**$17,995.68**	$ 2.20
34	2/10/2021	$26,648.09	$643.53	$0.00	$11.93	*$655.46*	$421.46	$222.07	$26,226.62	$9,342.59	*$17,340.22*	**$17,995.68**	$ 2.20
35	3/10/2021	$26,226.62	$643.53	$0.00	$11.93	*$655.46*	$424.97	$218.56	$25,801.65	$9,561.14	*$17,340.22*	**$17,995.68**	$ 2.20
36	4/10/2021	$25,801.65	$643.53	$0.00	$11.93	*$655.46*	$428.51	$215.01	$25,373.14	$9,776.16	*$17,340.22*	**$17,995.68**	$ 2.20
37	5/10/2021	$25,373.14	$643.53	$0.00	$11.93	*$655.46*	$432.09	$211.44	$24,941.05	$9,987.60	*$17,340.22*	**$17,995.68**	$ 2.20
38	6/10/2021	$24,941.05	$643.53	$0.00	$11.93	*$655.46*	$435.69	$207.84	$24,505.37	$10,195.44	*$17,340.22*	**$17,995.68**	$ 2.20
39	7/10/2021	$24,505.37	$643.53	$0.00	$11.93	*$655.46*	$439.32	$204.21	$24,066.05	$10,399.65	*$17,340.22*	**$17,995.68**	$ 2.20
40	8/10/2021	$24,066.05	$643.53	$0.00	$11.93	*$655.46*	$442.98	$200.55	$23,623.07	$10,600.20	*$17,340.22*	**$17,995.68**	$ 2.20
41	9/10/2021	$23,623.07	$643.53	$0.00	$11.93	*$655.46*	$446.67	$196.86	$23,176.40	$10,797.06	*$17,340.22*	**$17,995.68**	$ 2.20
42	10/10/2021	$23,176.40	$643.53	$0.00	$11.93	*$655.46*	$450.39	$193.14	$22,726.01	$10,990.20	*$17,340.22*	**$17,995.68**	$ 2.20
43	11/10/2021	$22,726.01	$643.53	$0.00	$11.93	*$655.46*	$454.14	$189.38	$22,271.86	$11,179.58	*$17,340.22*	**$17,995.68**	$ 2.20
44	12/10/2021	$22,271.86	$643.53	$0.00	$11.93	*$655.46*	$457.93	$185.60	$21,813.93	$11,365.18	*$17,340.22*	**$17,995.68**	$ 2.20

PMT NO	PAYMENT DATE	BEGINNING BALANCE	SCHEDULED PAYMENT	EXTRA PAYMENT	Admin Fee $0.04 per $100	*2nd Amendment TOTAL PAYMENT*	PRINCIPAL	INTEREST	ENDING BALANCE	CUMULATIVE INTEREST	*Previous Original Lease Total Payment*	Combined Total Payment	Chg per $100 Mentor Cost
45	1/10/2022	$21,813.93	$643.53	$0.00	$11.93	*$655.46*	$461.75	$181.78	$21,352.19	$11,546.96	*$17,340.22*	**$17,995.68**	$ 2.20
46	2/10/2022	$21,352.19	$643.53	$0.00	$11.93	*$655.46*	$465.59	$177.93	$20,886.60	$11,724.90	*$17,340.22*	**$17,995.68**	$ 2.20
47	3/10/2022	$20,886.60	$643.53	$0.00	$11.93	*$655.46*	$469.47	$174.05	$20,417.12	$11,898.95	*$17,340.22*	**$17,995.68**	$ 2.20
48	4/10/2022	$20,417.12	$643.53	$0.00	$11.93	*$655.46*	$473.39	$170.14	$19,943.74	$12,069.10	*$17,340.22*	**$17,995.68**	$ 2.20
49	5/10/2022	$19,943.74	$643.53	$0.00	$11.93	*$655.46*	$477.33	$166.20	$19,466.41	$12,235.29	*$17,340.22*	**$17,995.68**	$ 2.20
50	6/10/2022	$19,466.41	$643.53	$0.00	$11.93	*$655.46*	$481.31	$162.22	$18,985.10	$12,397.51	*$17,340.22*	**$17,995.68**	$ 2.20
51	7/10/2022	$18,985.10	$643.53	$0.00	$11.93	*$655.46*	$485.32	$158.21	$18,499.78	$12,555.72	*$17,340.22*	**$17,995.68**	$ 2.20
52	8/10/2022	$18,499.78	$643.53	$0.00	$11.93	*$655.46*	$489.36	$154.16	$18,010.42	$12,709.89	*$17,340.22*	**$17,995.68**	$ 2.20
53	9/10/2022	$18,010.42	$643.53	$0.00	$11.93	*$655.46*	$493.44	$150.09	$17,516.97	$12,859.97	*$17,340.22*	**$17,995.68**	$ 2.20
54	10/10/2022	$17,516.97	$643.53	$0.00	$11.93	*$655.46*	$497.55	$145.97	$17,019.42	$13,005.95	*$17,340.22*	**$17,995.68**	$ 2.20
55	11/10/2022	$17,019.42	$643.53	$0.00	$11.93	*$655.46*	$501.70	$141.83	$16,517.72	$13,147.78	*$17,340.22*	**$17,995.68**	$ 2.20
56	12/10/2022	$16,517.72	$643.53	$0.00	$11.93	*$655.46*	$505.88	$137.65	$16,011.84	$13,285.42	*$17,340.22*	**$17,995.68**	$ 2.20
57	1/10/2023	$16,011.84	$643.53	$0.00	$11.93	*$655.46*	$510.10	$133.43	$15,501.74	$13,418.86	*$17,340.22*	**$17,995.68**	$ 2.20
58	2/10/2023	$15,501.74	$643.53	$0.00	$11.93	*$655.46*	$514.35	$129.18	$14,987.40	$13,548.04	*$17,340.22*	**$17,995.68**	$ 2.20
59	3/10/2023	$14,987.40	$643.53	$0.00	$11.93	*$655.46*	$518.63	$124.89	$14,468.76	$13,672.93	*$17,340.22*	**$17,995.68**	$ 2.20
60	4/10/2023	$14,468.76	$643.53	$0.00	$11.93	*$655.46*	$522.96	$120.57	$13,945.81	$13,793.51	*$17,340.22*	**$17,995.68**	$ 2.20
61	5/10/2023	$13,945.81	$643.53	$0.00	$11.93	*$655.46*	$527.31	$116.22	$13,418.50	$13,909.72	*$17,340.22*	**$17,995.68**	$ 2.20
62	6/10/2023	$13,418.50	$643.53	$0.00	$11.93	*$655.46*	$531.71	$111.82	$12,886.79	$14,021.54	*$17,340.22*	**$17,995.68**	$ 2.20
63	7/10/2023	$12,886.79	$643.53	$0.00	$11.93	*$655.46*	$536.14	$107.39	$12,350.65	$14,128.93	*$17,340.22*	**$17,995.68**	$ 2.20
64	8/10/2023	$12,350.65	$643.53	$0.00	$11.93	*$655.46*	$540.61	$102.92	$11,810.04	$14,231.85	*$17,340.22*	**$17,995.68**	$ 2.20
65	9/10/2023	$11,810.04	$643.53	$0.00	$11.93	*$655.46*	$545.11	$98.42	$11,264.93	$14,330.27	*$17,340.22*	**$17,995.68**	$ 2.20
66	10/10/2023	$11,264.93	$643.53	$0.00	$11.93	*$655.46*	$549.65	$93.87	$10,715.28	$14,424.15	*$17,340.22*	**$17,995.68**	$ 2.20
67	11/10/2023	$10,715.28	$643.53	$0.00	$11.93	*$655.46*	$554.23	$89.29	$10,161.04	$14,513.44	*$17,340.22*	**$17,995.68**	$ 2.20
68	12/10/2023	$10,161.04	$643.53	$0.00	$11.93	*$655.46*	$558.85	$84.68	$9,602.19	$14,598.11	*$17,340.22*	**$17,995.68**	$ 2.20
69	1/10/2024	$9,602.19	$643.53	$0.00	$11.93	*$655.46*	$563.51	$80.02	$9,038.68	$14,678.13	*$17,340.22*	**$17,995.68**	$ 2.20
70	2/10/2024	$9,038.68	$643.53	$0.00	$11.93	*$655.46*	$568.21	$75.32	$8,470.47	$14,753.46	*$17,340.22*	**$17,995.68**	$ 2.20
71	3/10/2024	$8,470.47	$643.53	$0.00	$11.93	*$655.46*	$572.94	$70.59	$7,897.53	$14,824.04	*$17,340.22*	**$17,995.68**	$ 2.20
72	4/10/2024	$7,897.53	$643.53	$0.00	$11.93	*$655.46*	$577.72	$65.81	$7,319.82	$14,889.86	*$17,340.22*	**$17,995.68**	$ 2.20
73	5/10/2024	$7,319.82	$643.53	$0.00	$11.93	*$655.46*	$582.53	$61.00	$6,737.29	$14,950.85	*$17,340.22*	**$17,995.68**	$ 2.20
74	6/10/2024	$6,737.29	$643.53	$0.00	$11.93	*$655.46*	$587.38	$56.14	$6,149.90	$15,007.00	*$17,340.22*	**$17,995.68**	$ 2.20
75	7/10/2024	$6,149.90	$643.53	$0.00	$11.93	*$655.46*	$592.28	$51.25	$5,557.62	$15,058.25	*$17,340.22*	**$17,995.68**	$ 2.20
76	8/10/2024	$5,557.62	$643.53	$0.00	$11.93	*$655.46*	$597.21	$46.31	$4,960.41	$15,104.56	*$17,340.22*	**$17,995.68**	$ 2.20
77	9/10/2024	$4,960.41	$643.53	$0.00	$11.93	*$655.46*	$602.19	$41.34	$4,358.22	$15,145.90	*$17,340.22*	**$17,995.68**	$ 2.20
78	10/10/2024	$4,358.22	$643.53	$0.00	$11.93	*$655.46*	$607.21	$36.32	$3,751.01	$15,182.22	*$17,340.22*	**$17,995.68**	$ 2.20
79	11/10/2024	$3,751.01	$643.53	$0.00	$11.93	*$655.46*	$612.27	$31.26	$3,138.74	$15,213.47	*$17,340.22*	**$17,995.68**	$ 2.20
80	12/10/2024	$3,138.74	$643.53	$0.00	$11.93	*$655.46*	$617.37	$26.16	$2,521.37	$15,239.63	*$17,340.22*	**$17,995.68**	$ 2.20
81	1/10/2025	$2,521.37	$643.53	$0.00	$11.93	*$655.46*	$622.52	$21.01	$1,898.85	$15,260.64	*$17,340.22*	**$17,995.68**	$ 2.20
82	2/10/2025	$1,898.85	$643.53	$0.00	$11.93	*$655.46*	$627.70	$15.82	$1,271.15	$15,276.47	*$17,199.52*	**$17,854.98**	$ 2.20
83	3/10/2025	$1,271.15	$643.53	$0.00	$11.93	*$655.46*	$632.94	$10.59	$638.21	$15,287.06		**$655.46**	$ 2.20
84	4/10/2025	$638.21	$643.53	$0.00	$11.93	*$650.14*	$632.89	$5.32	$0.00	$15,292.38		**$650.14**	$ 2.18